                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                                 January 5, 2015

        Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange
Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission
(and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

        IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date set forth below.

        Date: January 5, 2015       EDWARD S. LAMPERT

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------

                                    ESL PARTNERS, L.P.

                                    By:      RBS Partners, L.P.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer

                                    SPE I PARTNERS, LP

                                    By:      RBS Partners, L.P.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer

                                    SPE MASTER I, LP

                                    By:      RBS Partners, L.P.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer

                                    RBS PARTNERS, L.P.

                                    By:      ESL Investments, Inc.
                                    Its:     General Partner

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer

                                    ESL INSTITUTIONAL PARTNERS, L.P.

                                    By:      RBS Investment Management, L.L.C.
                                    Its:     General Partner

                                    By:      ESL Investments, Inc.
                                    Its:     Manager

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer

                                    RBS INVESTMENT MANAGEMENT, L.L.C.

                                    By:      ESL Investments, Inc.
                                    Its:     Manager

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer

                                    CRK PARTNERS, LLC

                                    By:      ESL Investments, Inc.
                                    Its:     Sole Member

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer

                                    ESL INVESTMENTS, INC.

                                    By:      /s/ Edward S. Lampert
                                             -----------------------------------
                                    Name:    Edward S. Lampert
                                    Title:   Chief Executive Officer